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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): DECEMBER 12, 1995

                           KIMBERLY-CLARK CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-225                   39-0394230
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


       P.O. BOX 619100, DALLAS, TEXAS                          75261-9100
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (214) 281-1200

                                      N/A
         (Former name or former address, if changed since last report.)

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     Item 7 of the Current Report on Form 8-K of Kimberly-Clark Corporation, a Delaware corporation ("Kimberly-Clark"), reporting events occurring on December 12 and 13, 1995 is amended and restated in its entirety as set forth below.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired:

     The financial statements of Scott Paper Company, a Pennsylvania corporation ("Scott"), required by this item have been previously reported by Scott and are included or incorporated by reference in the Joint Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") which constitutes a part of Kimberly-Clark's Registration Statement on Form S-4 (Registration No. 33-64063).

(b) Pro forma financial information:

     Except for the Unaudited Pro Forma Combined Financial Information set forth below, all pro forma financial information required by this item has been previously reported by Kimberly-Clark and is included in the Proxy Statement/Prospectus.

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma combined financial information (the "Unaudited Pro Forma Information") is presented to reflect the estimated impact on the historical Consolidated Financial Statements of Kimberly-Clark at September 30, 1995 and for the nine-month periods ended September 30, 1994 and 1995 of the merger (the "Merger") of Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of Kimberly-Clark ("Sub"), with and into Scott, with Scott continuing as the surviving corporation and a wholly-owned subsidiary of Kimberly-Clark, pursuant to and in accordance with the Agreement and Plan of Merger dated as of July 16, 1995 among Kimberly-Clark, Sub and Scott. The Merger is being accounted for as a pooling of interests.

     The Unaudited Pro Forma Combined Statements of Income for the nine-month periods ended September 30, 1994 and 1995 assume that the Merger had been consummated on January 1, 1990 and accounted for as a pooling of interests. The Unaudited Pro Forma Combined Balance Sheet at September 30, 1995 assumes that the Merger had been consummated on September 30, 1995.

     The Unaudited Pro Forma Information gives effect only to the reclassifications and adjustments set forth in the accompanying Notes to Unaudited Pro Forma Combined Financial Statements and does not reflect any cost savings and other synergies anticipated by Kimberly-Clark's management as a result of the Merger. The Unaudited Pro Forma Information would not change significantly if the Specialty Products Business Spinoff (as defined in the Proxy Statement/Prospectus), which occurred on November 30, 1995, were given effect. The Unaudited Pro Forma Information is not necessarily indicative of the results of operations which would have occurred had the Merger been consummated on January 1, 1990, or the financial position which would have occurred had the Merger been consummated on September 30, 1995, nor is it necessarily indicative of Kimberly-Clark's future results of operations or financial position.

     The Unaudited Pro Forma Information should be read in conjunction with the historical Consolidated Financial Statements of Kimberly-Clark and Scott which are incorporated by reference in the Proxy Statement/Prospectus.

     The Unaudited Pro Forma Information includes financial data for Scott for the 39-week periods ended September 24, 1994 and September 30, 1995. For ease of reference, all column headings used in the Unaudited Pro Forma Information refer to the period-ended dates of Kimberly-Clark.

                           KIMBERLY-CLARK CORPORATION

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      NINE MONTHS ENDED SEPTEMBER 30, 1995
                      (MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                KIMBERLY-CLARK    SCOTT     RECLASSIFICATIONS        ADJUSTMENTS    ADJUSTED
                                --------------   --------   -----------------        -----------    ---------
                                     (1)           (2)             (3)                   (4)           (5)
NET SALES......................    $6,378.9      $3,154.2        $ 542.2 (a)                        $10,075.3
Costs of products sold.........     4,218.9       2,120.4           88.5 (b)                          6,427.8
Advertising, promotion and
  selling expenses.............       952.3         374.2          441.4 (a)(b)(c)                    1,767.9
Research and general
  expenses.....................       446.5         125.0           12.3 (c)           $  (5.3)(f)      578.5
Other expenses (income), net...          --         (66.9)          66.9 (d)                               --
                                   --------      --------        -------               -------      ---------
OPERATING PROFIT...............       761.2         601.5          (66.9)                  5.3        1,301.1
Interest expense...............      (108.2)        (71.0)                                             (179.2)
Other income (expense), net....        50.3          11.3           77.0 (d)(e)                         138.6
                                   --------      --------        -------               -------      ---------
INCOME BEFORE INCOME TAXES.....       703.3         541.8           10.1                   5.3        1,260.5
Income tax (provision)
  benefit......................      (263.7)       (176.1)                                (1.8)(f)     (441.6)
Share of net income of equity
  companies....................        57.1          32.1                                                89.2
Minority owners' share of
  subsidiaries' net income.....       (16.1)           --          (10.1)(e)                            (26.2)
                                   --------      --------        -------               -------      ---------
NET INCOME.....................    $  480.6      $  397.8        $    --               $   3.5      $   881.9
                                   ========      ========        =======               =======      =========
Weighted Average Shares
  Outstanding..................       160.3                                              119.6 (g)      279.9
NET INCOME PER SHARE...........    $   3.00                                                         $    3.15
                                   ========                                                         =========

---------------

(1) Represents the historical results of Kimberly-Clark for the nine months ended September 30, 1995.

(2) Represents the historical results of Scott for the 39-week period ended September 30, 1995.

(3)  See Note 2 of Notes to Unaudited Pro Forma Combined Financial Statements.

(4) See Note 3 of Notes to Unaudited Pro Forma Combined Financial Statements -- Statements of Income.

(5) Reflects the results of operations of Kimberly-Clark on a pro forma basis assuming the Merger had been consummated on January 1, 1990.

                           KIMBERLY-CLARK CORPORATION

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      NINE MONTHS ENDED SEPTEMBER 30, 1994
                      (MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                 KIMBERLY-CLARK    SCOTT     RECLASSIFICATIONS        ADJUSTMENTS    ADJUSTED
                                 --------------   --------   -----------------        -----------    --------
                                      (1)           (2)             (3)                   (4)          (5)
NET SALES.......................    $5,469.6      $2,620.2        $ 495.0 (a)                        $8,584.8
Costs of products sold..........     3,628.5       1,835.3           94.4 (b)                         5,558.2
Advertising, promotion and
  selling expenses..............       811.8         362.0          387.1 (a)(b)(c)                   1,560.9
Research and general expenses...       392.4         152.4           13.5 (c)           $  (8.5)(f)     549.8
Other expenses (income), net....          --           0.6           (0.6)(d)                              --
                                    --------      --------        -------               -------      --------
OPERATING PROFIT................       636.9         269.9            0.6                   8.5         915.9
Interest expense................       (96.4)        (92.3)                                            (188.7)
Other income (expense), net.....         6.3           4.1            8.2 (d)(e)                         18.6
                                    --------      --------        -------               -------      --------
INCOME BEFORE INCOME TAXES......       546.8         181.7            8.8                   8.5         745.8
Income tax (provision)
  benefit.......................      (204.1)        (68.2)                                (3.1)(f)    (275.4)
Share of net income of equity
  companies.....................        95.5          19.8                                              115.3
Minority owners' share of
  subsidiaries' net income......        (8.7)           --           (8.8)(e)                           (17.5)
                                    --------      --------        -------               -------      --------
INCOME FROM CONTINUING
  OPERATIONS....................       429.5         133.3             --                   5.4         568.2
Income (loss) from discontinued
  operations, net of income
  taxes.........................          --          (7.3)                                 2.3 (f)      (5.0)
                                    --------      --------        -------               -------      --------
NET INCOME......................    $  429.5      $  126.0        $    --               $   7.7      $  563.2
                                    ========      ========        =======               =======      ========
Weighted Average Shares
  Outstanding...................       161.1                                              119.6 (g)     280.7
PER SHARE:
  Income from continuing
     operations.................    $   2.67                                                         $   2.02
  Income (loss) from
     discontinued operations,
     net of
     income taxes...............          --                                                            (0.01)
                                    --------                                                         --------
  Net income....................    $   2.67                                                         $   2.01
                                    ========                                                         ========

---------------

(1) Represents the historical results of Kimberly-Clark for the nine months ended September 30, 1994.

(2) Represents the historical results of Scott for the 39-week period ended September 24, 1994.

(3)  See Note 2 of Notes to Unaudited Pro Forma Combined Financial Statements.

(4) See Note 3 of Notes to Unaudited Pro Forma Combined Financial Statements -- Statements of Income.

(5) Reflects the results of operations of Kimberly-Clark on a pro forma basis assuming the Merger had been consummated at January 1, 1990.

                           KIMBERLY-CLARK CORPORATION

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1995
                                   (MILLIONS)

                                     ASSETS

                                        KIMBERLY-CLARK     SCOTT      ADJUSTMENTS            ADJUSTED
                                        --------------    --------    -----------            ---------
                                             (1)            (2)           (3)                   (4)
CURRENT ASSETS
  Cash and cash equivalents.............    $   31.2      $  196.4     $    (7.3)(h)         $   220.3
  Accounts receivable...................     1,058.9         779.6                             1,838.5
  Inventories...........................       917.8         455.0                             1,372.8
  Other current assets..................       141.0         187.9                               328.9
                                            --------      --------     ---------             ---------
          TOTAL CURRENT ASSETS..........     2,148.9       1,618.9          (7.3)              3,760.5
                                            --------      --------     ---------             ---------
PROPERTY................................     7,030.1       4,753.2        (760.0)(i)          11,023.3
  Less accumulated depreciation.........     2,639.9       2,142.9                             4,782.8
                                            --------      --------     ---------             ---------
                                             4,390.2       2,610.3        (760.0)              6,240.5
INVESTMENT IN EQUITY COMPANIES..........       325.1         179.0                               504.1
DEFERRED CHARGES AND OTHER ASSETS.......       400.7         495.2         (40.0)(i)             855.9
                                            --------      --------     ---------             ---------
                                            $7,264.9      $4,903.4     $  (807.3)            $11,361.0
                                            ========      ========     =========             =========

                                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Debt payable within one year..........    $  674.9      $   38.6                           $   713.5
  Accounts payable......................       574.5         638.2                             1,212.7
  Restructuring liabilities.............          --            --     $   640.0 (i)             640.0
  Other current liabilities.............       930.9         228.8                             1,159.7
                                            --------      --------     ---------             ---------
          TOTAL CURRENT LIABILITIES.....     2,180.3         905.6         640.0               3,725.9
LONG-TERM DEBT..........................       976.8       1,190.9                             2,167.7
OTHER NONCURRENT OBLIGATIONS,
  PRINCIPALLY EMPLOYEE BENEFITS.........       459.6         370.3         127.8 (j)             957.7
DEFERRED INCOME TAXES...................       626.2         335.6        (394.0)(i)(j)          567.8
MINORITY OWNERS' INTERESTS IN
  SUBSIDIARIES..........................       149.7          41.5          (9.0)(i)             182.2
PREFERRED STOCK.........................          --           7.1          (7.1)(h)                --
COMMON STOCKHOLDERS' EQUITY.............     2,872.3       2,052.4      (1,165.0)(h)(i)(j)     3,759.7
                                            --------      --------     ---------             ---------
                                            $7,264.9      $4,903.4     $  (807.3)            $11,361.0
                                            ========      ========     =========             =========

---------------

(1) Represents the historical financial position of Kimberly-Clark at September 30, 1995.

(2) Represents the historical financial position of Scott at September 30, 1995.

(3) See Note 3 of Notes to Unaudited Pro Forma Combined Financial Statements -- Balance Sheet.

(4) Reflects the financial position of Kimberly-Clark on a pro forma basis assuming the Merger had been consummated on September 30, 1995.

                           KIMBERLY-CLARK CORPORATION

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION:

     The Unaudited Pro Forma Combined Statements of Income reflect Kimberly-Clark's results of operations for the nine-month periods ended September 30, 1994 and 1995 on a pro forma basis assuming the Merger had been consummated on January 1, 1990. The Unaudited Pro Forma Combined Balance Sheet at September 30, 1995 assumes that the Merger had been consummated on that date.

     Kimberly-Clark's management believes that the assumptions used in preparing the Unaudited Pro Forma Information provide a reasonable basis for presenting all of the significant effects of the Merger, that the pro forma adjustments give appropriate effect to those assumptions and that the pro forma adjustments are properly applied in the Unaudited Pro Forma Information.

     Kimberly-Clark anticipates that certain adjustments will be made to Scott's historical consolidated financial statements to conform to certain accounting policies of Kimberly-Clark in connection with the preparation of the latter's consolidated financial statements for the year ended December 31, 1995. None of these adjustments have been included in the Unaudited Pro Forma Information because the necessary information is not yet available. The effect of these adjustments is not expected to be material to either the Unaudited Pro Forma Information or the pro forma financial information included in the Proxy Statement/Prospectus.

NOTE 2. PRO FORMA RECLASSIFICATIONS:

(a) The pro forma entry to Net Sales represents a reclassification of certain Scott trade promotion costs from Net Sales to Advertising, promotion and selling expenses to conform to Kimberly-Clark's accounting classification.

(b) The pro forma entry to Costs of products sold represents a reclassification of Scott warehousing costs from Marketing and distribution expenses to conform to Kimberly-Clark's accounting classification.

(c) The pro forma entry to Research and general expenses represents the reclassification of certain Scott marketing, research and administration costs from Marketing and distribution expenses to conform to Kimberly-Clark's accounting classification.

(d) The pro forma entry to Other income (expense), net represents the reclassification of gains or losses on dispositions of Scott property from Scott's accounting classification to conform to Kimberly-Clark's accounting classification.

(e) The pro forma entry to Minority owners' share of subsidiaries' net income represents the reclassification of minority owners' share of Scott's subsidiaries' net income from Other income (expense), net to conform to Kimberly-Clark's accounting classification.

NOTE 3. PRO FORMA ADJUSTMENTS:

  STATEMENTS OF INCOME:

(f) This pro forma adjustment reflects the adoption of SFAS No. 106 "Employers' Accounting for Postretirement Benefits Other than Pensions" ("SFAS No. 106") with respect to the Scott health care and life insurance benefit plans, effective January 1, 1992, using the immediate transition option to conform to the accounting policy of Kimberly-Clark. In the historical Consolidated Financial Statements of Scott, SFAS No. 106 was adopted using the delayed recognition option under which the transition obligation is amortized on a straight-line basis over the average remaining service period of active plan participants, which was approximately 16 years. Scott's amortization of the transition obligation has been reversed for the 39-week periods ended September 30, 1995 and September 24, 1994. The tax benefit related to the amortization of such transition obligation for these periods has likewise been reversed.

                           KIMBERLY-CLARK CORPORATION

(g) The pro forma adjustment to Weighted Average Shares Outstanding represents the issuance of approximately 119.6 million shares of Common Stock, $1.25 par value, of Kimberly-Clark constituting the Share Issuance (as defined in the Proxy Statement/Prospectus).

  BALANCE SHEET:

(h) The pro forma adjustment to Preferred Stock represents the redemption of all of the outstanding Cumulative Senior Preferred Shares of Scott for cash.

(i) The pro forma adjustments to Property, Deferred Charges and Other Assets, Restructuring liabilities, Deferred Income Taxes, Minority Owners' Interests in Subsidiaries and Common Stockholders' Equity represent the estimated balance sheet effects of a one-time charge in the fourth quarter of 1995 covering the costs of the Merger, for restructuring the combined operations and for other unusual items. The pre-tax amount of this charge is currently estimated to be $1.4 billion and includes: (i) the costs of plant rationalizations and employee terminations to eliminate duplicate facilities and excess capacity; (ii) the costs of integrating the businesses of the two companies; (iii) the direct costs of the Merger, including the fees of financial advisors, legal counsel and independent auditors; and (iv) other unusual items. The after-tax cost of such charge is currently estimated to be $1.1 billion. For purposes of the Unaudited Pro Forma Combined Balance Sheet at September 30, 1995, the adjustments for this charge were based on the assumption that $760 million of the one-time pre-tax charge is attributable to the write-off of property, $40 million is attributable to other assets and $640 million is attributable to estimated future cash payments. The write-off of property, net of estimated cash proceeds from dispositions, was credited to Property and the estimated future cash payments charge was recorded as Restructuring liabilities. Estimated income tax benefits of $360 million were charged to Deferred Income Taxes, and $9 million of the after-tax charge attributable to minority owners' interests was deducted from Minority Owners' Interests in Subsidiaries.

(j) The pro forma adjustments to Other Noncurrent Obligations, Principally Employee Benefits; Deferred Income Taxes; and Common Stockholders' Equity represent the cumulative effects of the pro forma adjustments with respect to the adoption of SFAS No. 106 by Scott to conform to the accounting policy of Kimberly-Clark. See Note (f) above and Notes (f), (g), (i) and
     (k) of Notes to Unaudited Pro Forma Combined Financial Statements included in the Proxy Statement/Prospectus.

  NET INCOME PER SHARE:

     Net Income per share of Kimberly-Clark Common Stock is computed by dividing Net Income by the Weighted Average Shares Outstanding for each period.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            KIMBERLY-CLARK CORPORATION

Date: January 16, 1996                           By:       JOHN W. DONEHOWER
                                                           John W. Donehower
                                                           Senior Vice President and
                                                           Chief Financial Officer